Exhibit 10.1

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

Contract of Employment

This Contract of employment is entered into between Infinity (Int’l) Travel Holdings Limited (hereinafter referred to ‘Employer’) and Cheung Fui  (hereinafter referred to as ‘Employee’) on    Feb 26, 2015     under the terms and conditions of employment below:

1.	Commencement of Employment …	Effective from March 1, 2015 ☑ Until either party terminates the contract. ☐ For a fixed term contract for a period of ________*days(s)/Week(s)/Month(s)/year(s), ending on _____________.
2.	Probation Period	☑No ☐Yes__________*days(s)/Week(s) / Month(s)
3.	Position and Section Employed
4.	Place of Work	#210 – 347 Leon Ave Kelowna BC Canada V1Y 8C7

5.	Working Hours…
☐ Fixed, from_______________days per week, ____________________hours per day
☑ Shift work required, at _5__working day(s) per *week/month, total __40__ hour(s).
☐ Others _____________________________________________________________
         (details of the arrangement on working hours and total working hours)

6.	Meal Break…	☐ Fixed, from______________*am/pm to ___________*am/pm, *with/without pay ☑ Non-fixed, at 60 *minutes/~~hour~~(s) per days, *with pay
7.	Rest Days…	☐ On every , *with/without pay ☑ On rotation, 2 day(s) per *week, *with pay. (The employee is entitled to not less than 1 less day in every period of 7 days)
8.	Wages
(a)Wage rate…
Basic wages of $ __USD50,000   annual and the salary will review on annually.
Plus 125,000 shares of common stock of Infinity (Int’l) Travel Holdings Inc. valued at $0.2 per share to be issued on or before February 26, 2016.
Please refer to Schedule A
Plus the following allowance(s):
☑ Other (e.g. commission, trips)

	(b)Overtime pay…	☐ At the rate of $ N/A per hour ☐ At the rate according to * normal wage/ N/A % of normal wages
	(c)Payment of…	☑ Every month, on 7th day of the month
	(d)Wage period	For wage period from 1st day of the month to 31st day of * the month/the following month.

(e) Infinity (Int’l) Travel Holdings Ltd. will pay Mr. Cheung Fui’s salary while Infinity (Int’l) Travel Holdings Inc. will be responsible for issuing the shares that was stated on item 8(a) in this contract of employment.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

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無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

9.	Holding …	The Employee is entitled to : ☑ Statutory holding as specified in the Employment Ordinance ☑ Public holidays ☐ Plus other holiday (Please Specify): .
10.	Paid Annual leave…	☑ The Employee is entitled to paid annual leave according to the provisions of the Employment Ordinance (ranging from 12 days depending on the Employee’s length of service).
11.	Sickness Allowance…	☑ The Employee is entitled to sickness allowance according to the provisions of the Employment Ordinance.
12.	Termination of Employment Contract…	A notice period of 6 *Month(s) or An equivalent amount of wages in lieu of notice (notice period not less than 7 days)
13.	End of year payment…	An amount of *$ N/A or equivalent to N/A month’s basic/normal wages upon completion of each.

The Employer and the Employee hereby declare that they understand thoroughly the above provisions and agree to sign to abide by such provisions. They shall each retain a copy of this contract for future reference.

Signature of Employee		Signature of Employer or Employer’s Representative by Infinity (Int’l) Travel Holdings Limited.
Name in full:	Cheung Fui	Name in full:	Chau Hoi Ming
HKI.D. No.:	K511676(7)	Position held:	General Manager
Date:	February 26, 2015	Date:	February 26, 2015
Chop of the Company

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

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無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

SCHEDULE A TO CONTRACT OF EMPLOYMENT DATED FEBRUARY 26, 2015, BETWEEN INFINITY (INT’L) TRAVEL HOLDINGS LIMITED AND CHEUNG FUI

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce Cheung Fui (the “Employee”) to enter into and execute that certain written Contract of Employment dated February 26, 2015, Infinity (Int’l) Travel Holdings Inc., a Nevada corporation (the “Company”), hereby undertakes and agrees to, and shall, issue to the Employee no later than February 26, 2016, 125,000 shares of the Company’s common stock.

Date: February 26, 2015                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          Infinity (Int’l) Travel Holdings Inc.,

       a Nevada corporation

By: ________
 Its: President

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

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